FINANCIAL SERVICES CONSULTING AGREEMENT
                     ---------------------------------------

This Agreement made this 14th day of November, 2001.

BETWEEN:

                          IFG INVESTMENTS SERVICES INC.
                        a corporation incorporated under
              the laws of the federation of St. Christopher & Nevis
                         (hereinafter the "Consultant")

                                    - and -

                               GROWTH MERGERS INC.
                        a corporation incorporated under
                         the laws of the State of Nevada
                           (hereinafter the "Client")

     WHEREAS the Consultant is in the business of preparing registration statements, prospectuses and other forms that allow the company's shares to be registered and traded;

     AND WHEREAS the Client wishes to retain the Consultant to assist it in drafting registration statements and other forms as aforesaid;

     AND WHEREAS this agreement is the only agreement between the parties that governs their relationship;

     NOW THEREFORE, in consideration of the premises and mutual Agreements and covenants herein contained and other good and valuable consideration (the receipt and adequacy of which is hereby mutually acknowledged), the parties hereby covenant and agree as follows:

1.0  TERM

     1.1 The Client hereby engages the Consultant and the Consultant hereby agrees to render financial consulting services to the Client from the date indicated above to the date the Client is declared effective by a recognized authority and is granted the right to trade on a quotation service or exchange or for a period of one year, whichever last occurs. (the "Term")

     1.2  The Client hereby exclusively retains the Consultant for the Term.

2.0  CONSULTANT OBLIGATIONS

     2.1  During the Term of this Agreement:

          (a) The Consultant shall provide to the Client the following financial consulting services designed to assist the Client in obtaining a public listing or fee quotation service operated by the NASD, including:

               (i) preparation and filing of SB-2 registration statement required by the Securities and Exchange Commission in order to achieve the status of a fully reporting issuer;
               (ii) preparation and filing of all documents required by the NASD to achieve a public listing or fee quotation service for the Client or a corporation that it owns or controls;
               (iii) identification of a US Securities attorney if required and identification of a US Broker-Dealer to represent the Client; and

     2.2 The services of the Consultant are non-exclusive and subject to paragraph 5.0 hereof, the Consultant may render services of the same or similar nature, as herein described, to an entity whose business is in competition with the Client, directly or indirectly.

3.0  CLIENT OBLIGATIONS

     3.1 The Client shall pay the following amounts and issue the following shares:

          (a) $5,000 USD to the Consultant upon execution of this Agreement. and issuance of 5,000,000 shares at a price of $0.01 USD per share.
          (b)  any  disbursements  incurred by the  Consultant  on behalf of the
               Client upon receipt of an invoice issued to the Client; and
          (c)  any disbursements directed to be paid by the Consultant including legal fees, audit fees, registration fees and transfer agent fees.

     3.2 To review the registration statement to be filed with the United States Securities and Exchange Commission (SEC) and form 15C211 that is required to be filed with the National Association of Security Dealers (NASD), to ensure that all representations contained in the statements and forms are complete and accurate and that there are no omissions that would mislead an investor or regulating authority in any way.

     3.3 To review all share issuances with its counsel to ensure all share issuances have been issued in accordance with the laws of the jurisdictions to which they have been sold and to represent same to the Consultant.

4.0  TRADE SECRETS

     4.1 The Consultant will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Agreement, any trade secrets or other information designated as confidential by the Client which is acquired by the Consultant in the course of performing services under this Agreement.

5.0  INDEMNITY

     5.1 The Client agrees to indemnify and hold the Consultant, its affiliates, control persons, officers, employees, attorneys and agents (collectively, the "Indemnified Persons") harmless from and against losses, claims, damages, liabilities, costs, or expenses including reasonable attorney's and accountant's fees, joint and several arising out of the performance of this Agreement, whether or not the Consultant is a party to such dispute. The Client agrees that it shall also reimburse the Indemnified Persons for any attorney's fees and cost incurred in enforcing this Indemnification against the Client.

          This Indemnity shall not apply, however, where a court of competent jurisdiction has made a final determination that the Consultant engaged in gross recklessness and willful misconduct in the performance of its services hereunder which gave rise to a loss, claim, damage, liability, cost or exposure sought to be resolved hereunder. However, pending any such final determination, the Indemnification and reimbursement provisions of this Agreement shall apply and the Client shall perform its obligations hereunder to reimburse the Consultant for its attorney's fees and expenses.

     5.2 The provisions of paragraph 5.1 shall survive the termination and expiration of this Agreement.

6.0  ENTIRE AGREEMENT

     6.1 This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof, and supercedes and cancels any prior communications, understandings and Agreements between the parties. This Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written Agreement signed by all parties.

7.0  TIME

     7.1  Time shall be of the essence in all respects of this Agreement.

8.0  NOTICE

     8.1 Any notice or other communication which is required or permitted to be given or made by one party to the other party hereunder shall be in writing and shall be either:

          (a)  personally delivered to the other party;
          (b)  sent by facsimile transmission; or
          (c)  sent by regular mail, postage prepaid.

          Any notice shall be sent to the intended recipient at its address as follows:

          To the Consultant:

          Suite #4, Temple Building
          Main and Prince William Street
          Charlestown, Nevis
          West Indies
          Fax:  (869) 469-7042

          To the Client:

          3110 E. Sunset Road, Suite H-1,
          Las Vegas, Nevada
          89120

          Or at such other address as any party may from time to time advise the other by notice in writing. Any notice given by personal delivery shall be deemed to be received on the date of such delivery. Any notice sent by facsimile transmission shall be deemed to be received the next business day following the date of its transmission. Any delivery by regular mail shall be deemed to be delivered 7 business days following the date on which it was mailed.

9.0  DILIGENCE BY PARTIES

     9.1 The parties shall, with reasonable diligence, do all things and provide all reasonable assurances as may be required to complete the transaction(s) and/or services contemplated in this Agreement, and each party shall provide such further documents, information or instruments required by the other party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

10.0 COUNTERSIGNING

     10.1 This Agreement may be executed by the parties in one or more counterparts, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

11.0 SEVERENCE

     11.1 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such invalid or unenforceable provision shall be deemed to be severed. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


     IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.


                                         IFG INVESTMENTS SERVICES INC.


                                         By:      /s/ Kevin Mellor
                                                  ------------------------------
                                                  Authorized Director/Officer

                                         By:
                                                  ------------------------------
                                                  Authorized Director/Officer


                                         GROWTH MERGERS INC.


                                         By:      /s/ Winston Barta
                                                  ------------------------------
                                                  Authorized Director/Officer

                                         By:
                                                  ------------------------------
                                                  Authorized Director/Officer